Exhibit 99.1
IDEX Corporation Fourth Quarter 2008 Earnings Release February 5, 2008

Agenda Q4 and FY 2008 Summary Q408 Segment Performance Fluid & Metering Health & Science Dispensing Equipment Fire & Safety / Diversified 2009 Outlook Balance Sheet update Summary Q&A

Replay Information Dial toll-free: 888.203.1112 International: 719.457.0820 Conference ID: #1364347 Log on to: www.idexcorp.com

Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

Q4 and FY 2008 Financial Performance Q408 Q407 Var 2008 2007 Var Orders $336 $346 (3)% $1,493 $1,364 9% Sales $355 $346 3% $1,489 $1,359 10% Adj. Op Margin* 15.1% 17.8% (270)bp 17.5% 18.8% (130)bp Adj. EBITDA* $69 $73 (6)% $314 $297 6% Adj. EPS* $.41 $.47 (13)% $1.98 $1.90 4% FCF $45 $55 (17)% $196 $179 9% Double Digit Sales Growth and FCF Conversion Over 125% In 2008 (Continuing Operations) *Adjusted for $18M of restructuring expense ($13M in Q4 08) and a $30M goodwill impairment charge in Q3 08

Fluid & Metering *Op Margin excludes restructuring costs Outlook Near - term: End markets remain pressured Long - term: Strong end market content, geographic diversification, attractive acquisitions Economic pressure in the near-term; Well-positioned in the long-term (Continuing Operations) Q4 '08 Q4 '07 Change Orders $168.0 $151.2 11% Sales Organic Acquisition Currency $179.2 $148.7 21% (1)% 25% (3)% Operating Margin* Op Margin excl acq* 17.5% 21.3% 20.2% 20.2% (270)bp 110bp

Health & Science *Op Margin excludes restructuring costs Outlook Near - term: Slow down in OEM demand Long - term: Resilient core end markets Resilient core analytical instrumentation, IVD and biotechnology markets Q4 '08 Q4 '07 Change Orders $76.8 $77.4 (1)% Sales Organic Acquisition Currency $77.8 $80.8 (4)% (7)% 5% (2)% Operating Margin* Op Margin excl acq 20.1% 19.2% 18.8% 18.8% 130bp 40bp

Dispensing Equipment *Op Margin excludes restructuring costs Outlook Near - term: Lack of retail customer capital commitment Improved profitability from cost actions taken Mid - term: Equipment replenishment will drive revenue Continued Market Softness in North America and Europe Q4 '08 Q4 '07 Change Orders $23.7 $41.7 (43)% Sales -Organic Currency $25.7 $42.1 (39)% (33)% (6)% Operating Margin* (5.3)% 18.6% n/a

Fire & Safety / Diversified Products *Op Margin excludes restructuring costs Outlook Near - term: International growth in rescue tools, fire suppression stable, band clamping markets pressured Long - term: Continued global expansion for rescue tools, stable end markets for fire suppression and band clamping - keeping a close watch on municipal spending Global growth in fire suppression and rescue tools Q4 '08 Q4 '07 Change Orders $69.6 $77.0 (10)% Sales -Organic Currency $73.4 $75.8 (3)% 3% (6)% Operating Margin* 23.9% 21.8% 210bp

2009 Outlook EPS estimate range: $1.50 - $1.80 Organic growth down 6 - 10% Fx headwind of 3% to sales (at current rates) Acquisitions add 5 - 7% to sales 16 cents of EPS benefit from restructuring ($20M) Other modeling items Tax rate = 34% Capex $25M 1.1x to 1.2x free cash conversion (to net income)

Balance Sheet Strength Debt Structure Term Loan $100M Revolver (capacity = $600M) 450M Other 4M Total Debt $554M Strong balance sheet and cash flows Debt-to-Cap = 32% Leverage Ratio = 1.7 ~$150M of available capacity plus ~$60M cash on hand Deployed $50M in Q4 to repurchase 2.3M shares No financing requirements until Dec 2011 80%+ swapped into fixed rates weighted at 3.15% Focus on acquisitions and opportunistic share repurchase

Summary Focus on "controllables" Continue to resource growth initiatives New product launches on track Market share gains via product and geographic expansion Integration of recent acquisitions Capturing material deflation Tight cost controls Restructuring completed - $20M benefit in 2009

Q&A